Exhibit 99.1

 Raymond James Virtual Energy Supply Chain  September 19, 2023  Pickering Energy Partners TE&MFest  September 21, 2023

 2  Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”), and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.  Forward-Looking Statements

 3  Strong Second Quarter 2023 Results Continue to  Demonstrate the Strength and Resilience of Our Business  ★ Our second quarter 2023 EBITDA1 was $169MM, comparable to second quarter of  2022 adjusted EBITDA  ★ Our adjusted distribution coverage ratio1 was 1.64x for the second quarter of 2023  1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures  Q2 2023  West Coast Region  Storage Revenues  Refined  Products and Ammonia  Pipeline Throughputs  Q2 2022  Pipeline Segment  EBITDA1

 4  We Have Also Been Optimizing Our Business to  Maximize Our Internally Generated Cash Flows  Last year, we kicked off an initiative to optimize our spending across our business to:  Scrutinize every dollar of OPEX and G&A expenses, with the goal of making meaningful strides in our cost structure to maximize internally generated cash flows  High-grade every dollar of our strategic spending to ensure that we only execute  projects that meet or beat our internal hurdles and are lean, efficient and effective  We successfully identified ~$100 million in cost and spending reductions, across 2022 and 2023  We are continuing to optimize our spending to increase our free cash flow in 2023  2022 Optimization Initiative Results:  ~$100MM  Aggregate 2022 and 2023 cost and spending reductions

 5  And We Have Redeemed the Remaining 1/3 Series D Preferred Units While Continuing to Maintain a Healthy Debt-to-EBITDA Ratio  In mid-August, we issued 14.95 million common units for net proceeds of $223 million (including  exercise of overallotment option) to complete our redemption of the Series D  The equity offering is immediately accretive to cash flows through cost savings on distributions  The offering is also slightly accretive to our leverage metric, and we continue to target a healthy debt-to-EBITDA ratio of below 4.0x by year-end 2023  Redeeming the remaining Series D eliminates an obligation senior to our common unitholders,  simplifies our capital structure and increases our financial resilience and flexibility  We redeemed the remaining one-third of Series D Preferred Units on September 12th, which represents an expedited timeline compared to our previously announced target of YE 2024  Over 12 months ahead of original plan

 6  Due to Progress Made on Strengthening Our Balance Sheet, NuStar is on Target to Deliver Another Strong Year in 2023 and We Expect to Have Additional FCF Growth in 2024 and Beyond  1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures.  Strong EBITDA  Generating  Expecting to generate Adjusted EBITDA of $700-760MM1 in 2023  Series D Preferred Units  Redeeming  Healthy Debt-to-EBITDA Metric  Targeting  Aiming to maintain at 4.0x or better  Free Cash Flow  Increasing  Working to position NuStar to return increasing value in the future  1  Completed tw1 o-thirds redemption of the Series D in last 12 months  Accelerated redemption of remaining one-third into 3Q 2023 by using the equity proceeds

 7  In 2023, We Continue to Focus Our Strategic Capital Program on Our Core Asset Footprint  Total Estimated  Crude Supply/Export  Renewable Fuels  Refined Products  Permian Crude System  Corpus Christi Crude System  St. James Terminal  Midcontinent  Colorado/NM/Texas  Northern Mexico  Established:  West Coast Network  Ethanol & bio-diesel blending  Developing:  Ammonia System  2023  Strategic Spending:  125-145MM  West Coast  Renewable Fuels  Storage  (~$25MM in 2023)  Permian Crude Pipel ine System ($35-45MM in 2023)  Ammonia Pipel ine  (~$25MM in 2023)  Additional Pipel ine  (~$30MM in 2023)  Additional Storage  (~$15MM in 2023)

 8  Carbon Emissions Reduction Goals Generate Growing Demand for NuStar’s  Well-positioned Midstream Logistics, Now and in the Foreseeable Future  Stockton  Selby  Wilmington  Gulf Coast Supply  Singapore Supply  Exports to Canada  Tacoma  Portland  ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region  ★ At the same time, obtaining permits for greenfield projects is difficult, which increases the value of existing assets  ★ Our West Coast terminals have the access and optionality to receive and distribute renewable fuels across the West Coast  0  50  100  150  200  Diesel Volume, MBPD  2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030  Fossil Diesel Biomass-Based + Renewable Diesel  Source: IHS Markit  California’s Transportation Fuel Supply With Low- Carbon Fuel Standard Compliance From Petroleum  Diesel Alternatives  250  Renewable Fuels

 9  ★ We expect our Renewable Fuels EBITDA to increase in 2023, along with associated market share,  as we complete additional projects presently in planning or under construction  We intend to continue converting tankage to renewable fuels as the market demands  ★ Our facilities are positioned to benefit from new production and conversion projects for renewable diesel, sustainable aviation fuel (SAF), ethanol and other renewable fuels across the region  BIODIESEL  ETHANOL  RENEWABLE DIESEL  NuStar’s Proportionate Share of California’s Renewable Fuels Market  (Total Volume for the Four Quarters Ended March 31, 20231)  4% 11% 17% 74%  Source: California Air Resource Board (CARB)  1 – Most recent data available  We Have Captured a Significant (and Still Growing) Proportion of the  Region’s Renewable Fuels Supply…  SUSTAINABLE AVIATION FUEL  Renewable Fuels

 10  Portland  Convert 210,000 bbls to renewable diesel  Convert 36,000 bbls to biodiesel  Selby  Construct additional 400,000 bbls of renewable diesel  storage  4Q24  Est.  Construct truck-loading for renewable diesel  Multimodal shipment of SAF  Convert 208,000 to SAF  Modify rail to handle renewable feedstock offloading  Stockton  Convert 30,000 bbls to biodiesel  Convert 73,000 bbls to renewable diesel and expand  renewable diesel handling to all 15 rail spots  Convert 151,000 bbls to renewable diesel  Connect to ethanol unit train offload facility  Wilmington  Convert 160,000 bbls to renewable diesel  Reconfigure dock for enhanced marine capability  1H26 Est.  … And We Continue to Partner With Key Customers to Develop Our  Renewable Fuels Network, as LCFS Mandates Expand to Additional Markets  ★ Since establishing ourselves as an “early mover” in the renewable fuels logistics market on the West Coast over five years ago, we have developed an extensive renewable fuels logistics network to serve key global producers that spans across our West Coast footprint  ★ Our West Coast assets now generate 40-45% of our storage segment revenues  Renewable Fuels Projects completed-to-date and under construction:  * Includes biodiesel, ethanol, renewable diesel, renewable feedstock and SAF; 2023 estimated based on volumes through July 2023  Portland  Selby  Stockton Wilmington  NuStar’s West Coast Terminals  Renewable Fuels Growth*  2017  2018  2019  2020  2021  2022  2023E  MBPY  8000  7000  6000  5000  4000  3000  2000  1000  0  Renewable Fuels

 11  Ammonia is a Critical Chemical for the World’s Food Supply, and  a Key Component of DEF, Which Reduces Harmful Emissions  Ammonia is the basic building block for all types of nitrogen fertilizer which is an essential nutrient for growing plants  About 80% of the 200 million tons of ammonia produced each year is used for fertilizer  About 50% of the world’s food  production depends on ammonia  Ammonia is also used to make urea, a critical component of Diesel Exhaust Fluid (“DEF”)  DEF converts the nitrous oxide (NOx) emitted by diesel engines into water and nitrogen  Virtually all diesel engines, from those powering light-duty vehicles to heavy-duty truck to industrial machinery operate, require DEF to comply with tightening emissions standards, in the U.S. and also in nations around the world  Global DEF demand is expected to continue to grow by an expected  ~20% from 2023 to 2026  d  50%  of World’s Foo Production Depends on  NH3  Renewable Fuels  Global Demand for DEF Expected to Grow From 2023 to 2026 by  ~20%  Sources: Science Magazine, IHS Markit, Argus,  Research & Markets Global Ammonia Report

 12  Ammonia, the World’s Second-most Widely Used Chemical,  Offers Significant “Greening” Opportunities  Traditional fossil-fuel ammonia production is estimated to contribute about 1.6% of global GHG emissions, which has driven interest in its de-carbonization  “Blue” ammonia is produced with natural gas, but the associated emissions are captured and stored  “Green” ammonia is produced using “renewable” electricity to power an electrolyser to extract hydrogen from water and an air separation unit to extract nitrogen from air, which are then combined, through a chemical reaction powered by renewable electricity, to produce ammonia  In addition, “blue” and “green” ammonia have potential for use as lower-carbon alternative fuels: for engines/turbines to generate electricity, in alkaline fuel cells, as an up-to-70% blend ICE vehicles and for the maritime industry  Ammonia can also be a lower-cost option for transporting hydrogen, which can be used for fuel cells or other applications. Ammonia is easier to transport and store than hydrogen, as it doesn’t require cryogenic or high- pressure storage and can be relatively easily cracked to convert it to hydrogen  NH3 Gas Turbine  NH3 Fuel-cell Ship  70% NH3-fueled Car  Sources: Science Magazine, IHS Markit, Argus,  Research & Markets Global Ammonia Report  Renewable Fuels  Gray Ammonia Blue Ammonia  Green Ammonia  Derived from natural gas, nearly all of the world’s production made utilizing the Haber-Bosch process  Gray Ammonia for which by-product CO2 has been captured and stored, reducing climate impact  Produced with hydrogen from water electrolysis powered by renewable energy

 13  Our Ammonia System spans approximately 2,000 miles from Louisiana north along the Mississippi to Missouri, and then Northwest and East, to Nebraska and Indiana  Today, we provide the lowest-cost option for transporting both imported and domestically produced ammonia to fertilize crops in our nation’s “breadbasket”  We have capacity available to transport additional volumes, including “blue” or “green” ammonia  Currently running ~30 MBPD (~3,500 STPD1), but have operating capacity close to ~50 MBPD (~5,500 STPD)  Our Ammonia System currently represents 5-10% of our pipeline segment revenues  We expect the system’s utilization, and its revenue contribution, to see strong growth, starting in early 2024  We have near-term opportunities for low capex projects that we expect to meaningfully increase our system utilization, and we are discussing larger, longer-term ammonia opportunities for our system, as well as for our St. James facility  Our Ammonia System has Capacity to Expand Our Utilization  1 – short tons per day  Renewable Fuels  Third-party terminal NuStar Energy L.P.  St. James

 14  We have partnered with OCI Global  (OCI) to build a new 14-mile pipeline  segment that will connect OCI’s facility in Wever, IA to our existing ammonia pipeline  OCI’s facility uses ammonia to make fertilizer and to meet growing demand for DEF (Diesel Exhaust Fluid)  We have agreed to provide transportation services under a long- term contract  Healthy-return, low-capital project will increase utilization  Expected completion in early 2024  OCI has committed $30 million in capital expenditures for new ammonia cooling and storage infrastructure at their Wever facility and is expected to bring an additional 1.1 million tons of blue ammonia capacity online in 2025 from the Gulf Coast  OCI’s facility in Wever, IA  Terminal  NuStar Energy L.P.  NuStar West Leg  We Have Signed an Agreement With OCI Global to Deliver  Ammonia into the Midwest  Renewable Fuels

 15  U.S. Refined Product Demand is Expected to Remain Strong  Through 2023  ★ Gasoline demand was steady in the United States throughout 2022 and is on track for modest growth in 2023  ★ Diesel demand continued its strong performance in 2022 and is expected to remain at or exceed Pre-Covid levels in 2023  Source: ESAI  Refined Products  91%  97%  95%  94%  93%  99%  95%  99%   104%   98%  101%  103%  100%  98%98%  102%  75%  80%  85%  90%  95%  100%  105%  110%  2022 Q1  2022 Q2  2022 Q3 2022 Q4  2023 Q1  2023 Q2  2023 Q3  2023 Q4  U.S. Gasoline & Diesel Demand   (as a % of Pre-Covid Demand)   Gasoline  Diesel

 16  NuStar’s Refined Products Systems Serve Key Markets Across the Midcontinent and Texas…  Midcontinent Systems-  ★ CENTRAL EAST: A 2,500-mile pipeline system with multiple delivery options  East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma  North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery  ★ CENTRAL WEST: Comprised of approximately 2,000 miles of structurally exclusive pipeline, supplied from the McKee, Texas refinery serving markets in Texas and nearby states  South Texas Systems-  ★ Around 700 miles of structurally exclusive pipeline, supplied from refineries located in Corpus Christi and Three Rivers, Texas serving markets in Texas and northern Mexico  Refined Products

 17  70%  94%  100%  95%  105%  105%  97%  99%  99%  98%  97%  107%  100%  60%  40%  20%  0%  80%  100%  120%  140%  Apr-20 1  Aug-20 1  … And Our Markets Have Proven Resilient (and We  Expect to Continue to See Strong, Consistent Demand)  Total Refined Products  Percentage of Pre-COVID Demand  Oct-20 1 1Q 20212 2Q 20211 3Q 20211 4Q 20211 1Q 2022 2 2Q 2022 1 3Q 20221 4Q 20221 1Q 2023 2 2Q 2023 1  Central West Region South Texas Central East Region Overall  Our resilient asset base recovered quickly from April 2020’s pandemic low  Second quarter 2023 refined product throughputs were 100% of pre-Covid levels  1 – Comparison versus 2019 demand; applicable periods adjusted for Northern Mexico projects for a comparable presentation; includes on-road product demand in our storage system; 2 – Comparison versus 2020 demand; applicable periods adjusted for Northern Mexico projects; includes on-road product demand in our storage system  1  Refined Products

 18  Refinery Utilization is Expected to Continue to Improve in 2023  Source: ESAI  1 – 2023 average projections  2020 2021  Low Avg.  2019  Avg.  Total U.S.  92% 75% 85% 91%  91%  PADD 4  89% 61% 85% 89% 87%  PADD 2  96% 81% 89% 95% 95%  PADD 3  92% 79% 86% 93% 91%  89% 57% 4 79% 86%  54% 76% 87% 86%  PADD 5  88% 58% 79% 80% 85%  PADD 1  88% 57% 81% 92% 86%  2022  Avg.  2023E  Avg.  to Keep Pace With Demand  Global Refinery Utilization (2019-2023)  U.S. Refinery Utilization (by PADD, 2019-2023)  87%  78%  83%  85%  86%  2019  Avg  2020  Low  2021  Avg  2022  Avg  2023E  Avg  ★ Global refinery utilization has been rising steadily since the pandemic, with the U.S. (91%), Asia (89%) and Europe (94%) gaining ground, while Russia (72%) and the Middle East (82%) continue to lag1  ★ U.S. refinery utilization in 2022 averaged 91% and is expected to average 91% in 2023 as well, both up 6% over the 2021 average  Crude Supply/Export  Refined Products

 19  ★ Because of its superior geology and low breakeven costs, the Permian Basin’s shale production:  Exited 2022 at 5.5 MMBPD, representing approximately 46% of the nation’s total shale output  Is projected to exit 2023 at 5.7 MMBPD,  representing 3% growth compared to 2022 exit  ★ We have been pleased with our system’s performance since we acquired it in 2017, and we expect our system to continue to generate strong results in 2023 and in the years ahead  Source: Enverus, ESAI  -  Crude Supply/Export  Our Permian System Continues to Benefit from the Strength of the Basin  4.9  4.4  5.2  5.5  5.7  6.0  2  0  6  4  8  MMBPD  Permian Basin Oil Production Outlook  (exit rates as of Summer 2023)  2019 2020 2021 2022 2023 2024  ESAI Enverus  6.2 6.7  400%  360%  320%  280%  240%  200%  160%  120%  80%  40%  0%  Cumulative Monthly Growth (%)  Annual Growth:  NuStar’s Permian System vs. the Permian Basin  NS Cumulative Growth  Permian Cumulative Growth  3  4  5  6  7  8  WTI @ $60  WTI @ $80  WTI @ $100  Actuals  MMBPD Permian Oil Production  Sensitivity

 20  Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures  Our “Core of the Core” Location has Attracted Top-tier Customers Whose Activity is Supporting Steady Growth  ★ The quality of geological formations underlying our system has attracted top-tier customers  ~67% of our system’s revenue is generated from investment- grade (IG) rated and Non-IG BB-rated entities1  NS System Producer-type2  (% Average Daily Volume)  Major  52% Private  22%  Other  26% Public  Producer Average Cost of Debt, Weighted by Acreage:  6.3%3  ★ We averaged 508 MBPD in 2Q23 and near 530 MBPD in July  We expect the 2H2023 to rebound back, backed by capital projects already in progress  And expect to exit 2023  in the range of 570-600  MBPD  ★ As volumes flex, we also expect to flex our capital expenditures and now project 2023 spending to be in the range of $35 – 45MM  $7  $12$14$12  $19  $27$27  $23  $31  $35$39$38$33$38$33$37  $43$46  $47  $56  $49  $62$63  $56$55  139  159  187  211  266  327 349  314  370  395  435 453  400  450  423418402  580 584  502516 510 522  543  508  2Q17  3Q17  4Q17  1Q18  2Q18  3Q18  4Q18  1Q19  2Q19  3Q19  4Q19  1Q20  2Q20  3Q20  4Q20  1Q21  2Q21  3Q21  4Q21  1Q22  2Q22  3Q22  4Q22  1Q23  2Q23  EBITDA ($MM)  System Receipts (Avg MBPD)  NS Permian Crude System Performance  (by Quarter)  * Adjusted  *  3 – As of August 15, 2023  – For the year ended June 30, 2023  – For the month ended June 30, 2023  Crude Supply/Export

 21  We are Investing in Our Permian System in Pace With Our  Producers’ Growth  Dedicated Acres  500,000  AMI  4,200,000  May 2017  Current  System Capacity  220,000  700,000  Receipt Points  122  360  Pipeline Miles  ~600  ~1,020  Storage (bbls)  900,000  1,600,000  Third-party Connections  NuStar Terminals  NuStar Truck Unloading Facilities  Delivery Locations Midland:  ★ Plains Cactus I & II, Basin,  Sunrise and others  ★ Enterprise Midland to Echo  ★ Sunoco Permian Express  ★ EPIC  ★ Lotus Centurion  ★ Wink-to-Webster  Colorado City:  ★ Sunoco WTG, Permian Express  ★ Bridgetex  ★ Plains Basin  ★ Sunrise II  Other:  ★ Delek Big Spring Refinery  Crude Supply/Export

 22  59%  24%  6%  11%  U.S. Gulf Coast Crude Exports by Hub (2023 YTD)  Corpus Christi  Houston  Beaumont  Louisiana  90.1  96.6  99.7  102.0  103.6  104.6  105.4  105.9  85  90  95  100  105  2020 2021 2022 2023 2024 2025 2026 2027  MMbpd  As Global Demand Recovers, Corpus Christi is Expected to  Continue to be the Export Hub Best Positioned for Future Growth  Corpus Christi has remained the dominant Gulf Coast crude exports hub since 2020  So far in 2023, 59% of the U.S. Gulf  Coast’s total export volumes left via  Corpus Christi-based terminals  U.S. Gulf Coast crude exports are projected to continue at record volumes due to the ongoing war in Ukraine and global demand recovery  Improved global refined product demand should continue to lead the way to further recovery in global crude demand  Source: RBN Energy, ESAI  Global Crude Oil Demand  Global Refined Product Demand*  *Comprised of gasoline and diesel demand  Crude Supply/Export  52.7  54.1  55.2  55.8  56.0  56.0  56.0  57  55  53  51  49  47 49.2  45  2020 2021 2022 2023 2024 2025 2026 2027  MMbpd

 23  Our Corpus Christi Crude System’s MVCs- for Export and  Local Refinery Supply- Provide Strength & Stability  ★ Our Corpus Christi Crude System (CCCS) is comprised of our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline, our 30” pipeline from Taft and our North Beach Export Terminal, which also receives volumes from Harvest’s 16” Pipeline and delivers to local refineries  ★ In July 2022, we extended our MVC contract with Trafigura for an additional year and a half, through December 2024  In-bound Capacity Storage Capacity Outbound Capacity  ★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides optionality for marine exports and extensive  connectivity to local refineries  ★ U.S. shale production growth and improving global demand are expected to drive the recovery and growth in our CCCS volumes  TOTAL: 3.9MMbbl  Potential expansion  0.4MMbbl  TOTAL: 1.2MMBPD  South Texas Crude System 16”  Pipeline - 240MBPD  Taft 30”- 720MBPD and expandable  Harvest 16” Pipeline - 240MBPD  TOTAL: 1.2MMBPD  Export Docks- 750MBPD to 1.0MMBPD  Refinery Supply- 220MBPD  Crude Supply/Export  73%  71%  65%  74%  69%  27%  29%  35%  26%  31%  0  200  400  2Q  2022  3Q  2022  4Q  2022  1Q  2023  2Q  2023  2024  MBPD  CCCS Refinery  Throughputs  CCCS Dock Throughputs  CCCS MVCs  NuStar’s Corpus Christi Crude System  Average Throughputs/Quarter  239  287  341  368 369  302

 24  In 2023, We Will Continue to Focus on NuStar’s Strategic  Priorities That We Set Back in 2022  Optimizing Our Business to Increase Cash Flow  Strengthening Our Balance Sheet  Promoting Our ESG Excellence  Our Strategic Priorities:  2.  1.  3.

 Big Springs, TX  Appendix

 26  NuStar By-the-numbers  NYSE: NS  $1.60  9.0%  Common Unit Price(1): $17.76  Distribution/CU/Year:  Yield(1):  Market Cap(1):  ~$2.0 billion  Ba3 (Stable)  BB- (Positive)  BB- (Stable)  Credit Ratings:  Moody’s:  S&P:  Fitch:  Enterprise Value(1):  Total Assets:  ~$6.5 billion  ~$5.0 billion  ~9,500  1.7MMBPD  Pipeline Miles:  Pipeline Volumes(2):  Storage Capacity:  ~49MMB  Storage Throughput Volumes(2): 391MBPD  As of September 15, 2023  Average daily volume for the quarter ended June 30, 2023

 27  NuStar Sustainability Highlights  Issued 2021 Sustainability Report including Scope 1 & 2 GHG Emissions  2 - US only; See Sustainability report on NuStar website for additional information  2  Plan to issue 2022 report in 3Q 2023

 28  Long-term Commitments From Creditworthy Customers  66%  13%  21%  Investment-grade  Large Private or International (Not rated) Other  NuStar Investment-grade Customers  (% Pipeline/Storage 2023 YTD Revenues  as of June 30, 2023)  29%  42%  29%  Structurally  Exclusive  Other  Pipeline Segment Contracted1 Revenues  (% 2023 Forecast – as of 2Q23)  Take-or-pay Contracts  87%  13%  Take-or-pay Contracts  Other  Storage Segment Contracted Revenues  (% 2023 Forecast – as of 2Q23)  1 - Committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition); 2 - Most crude pipelines have rates that are subject to floors and caps, which is common in the industry.  ~95% of revenues are tied to PPI-FG2  Most storage  revenues are tied to regional CPI

 29  $750  $403  $322  $600  $500  $550  $600  $71  $245  $4  $0  $250  $500  $750  $1,000  Liquidity  2022  2023-2024  2025 2026 2027  2028-2029  2030  2038-2041  2043  Revolver  Receivables Financing Senior Unsecured Notes GO Zone Financing  Sub Notes  $754  LIQUIDITY  ($MM)1  Liquidity and Debt Maturity Schedule  ★ In the past few years, we utilized cash flows, proceeds from asset sales and monetization of our corporate real estate to continue to reduce debt balances, which enabled us to repurchase about 2/3 of the Series D preferred units through July 2023  ★ And on September 12th, we redeemed the remaining 1/3 of the Series D preferred units with proceeds of  ~$223 from the ~15 million units of equity we issued in August 2023  Thus, strengthening our balance sheet and simplifying our capital structure  ★ In June 2023, we also extended the term our $1.0 billion revolver through January 2027 and our receivables  financing agreement through July 2026  Debt Maturities  ($MM)1  1 – Balances as of June 30, 2023

 30  Capital Structure as of June 30, 2023 ($ in Millions)  $1.0B Credit Facility  $ 245  NuStar Logistics Notes (5.625%)  550  NuStar Logistics Notes (5.75%)  600  NuStar Logistics Notes (6.00%)  500  NuStar Logistics Notes (6.375%)  600  NuStar Logistics Sub Notes  403  GO Zone Bonds  322  Receivables Financing  71  Finance Lease Liability  55  Other   (31)  Total Debt  $3,315  Common Equity and AOCI  $ 113  Series A, B and C Preferred Units  756  Series D Preferred Units1   312  Total Equity2  1,181  Total Capitalization  $4,496  ★ As of June 30, 2023:  Credit facility availability ~$750MM  Debt-to-EBITDA ratio3 3.73x  - Includes $81 million classified as a liability on the balance sheet as of June 30, 2023, related to the value redeemed on July 31, 2023  - Total Equity includes Partners’ and Mezzanine Equity (Series D Preferred Units) and $81 million of Series D classified as a liability on the balance sheet as of June 30, 2023  - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures  Completed redemption on Sept 12th w/ equity proceeds

 31  Reconciliation of Non-GAAP Financial  Information

 32  Reconciliation of Non-GAAP Financial  Information (continued)

 33  Reconciliation of Non-GAAP Financial  Information (continued)

 34  Reconciliation of Non-GAAP Financial  Information (continued)

 35  Reconciliation of Non-GAAP Financial  Information (continued)

 36  NuStar Contact Information  INVESTOR RELATIONS  (210) 918-INVR (4687)  InvestorRelations@NuStarEnergy.com  SUSTAINABILITY  Sustainability@NuStarEnergy.com  And for additional information about corporate sustainability at NuStar, visit https://sustainability.nustarenergy.com/